                                                                      EXHIBIT 21

                                   DEERE & COMPANY
                            AND CONSOLIDATED SUBSIDIARIES

                            SUBSIDIARIES OF THE REGISTRANT

                                As of October 31, 1998

     Subsidiary companies of Deere & Company are listed below. Except where otherwise indicated, 100 percent of the voting securities of the companies named is owned directly or indirectly by Deere & Company.



                                                                           Organized
                                                                           under the
Name of subsidiary                                                          laws of
-------------------                                                        ---------
Subsidiaries included in consolidated
     financial statements *
          John Deere Construction Equipment Company. . . . . . . . . . . . Delaware
          John Deere Agricultural Holdings, Inc. . . . . . . . . . . . . . Delaware
          John Deere Construction Holdings, Inc. . . . . . . . . . . . . . Delaware
          John Deere Lawn and Grounds Care Holdings, Inc.. . . . . . . . . Delaware
          John Deere Turf Care, Inc. . . . . . . . . . . . . . . . . . . . Delaware
          John Deere Commercial Worksite Products, Inc.. . . . . . . . . . Tennessee
          John Deere Limited . . . . . . . . . . . . . . . . . . . . . . . Canada
          John Deere - Lanz Verwaltungs A.G. (99.9% owned) . . . . . . . . Germany
          John Deere S.A.. . . . . . . . . . . . . . . . . . . . . . . . . France
          John Deere Iberica S.A.. . . . . . . . . . . . . . . . . . . . . Spain
          John Deere Intercontinental GmbH . . . . . . . . . . . . . . . . Germany
          John Deere International GmbH. . . . . . . . . . . . . . . . . . Germany
          Chamberlain Holdings Limited . . . . . . . . . . . . . . . . . . Australia
          John Deere Limited Australia . . . . . . . . . . . . . . . . . . Australia
          John Deere Power Products, Inc.. . . . . . . . . . . . . . . . . Tennessee
          Industrias John Deere Argentina S.A. . . . . . . . . . . . . . . Argentina
          John Deere Foreign Sales Corporation Limited . . . . . . . . . . Jamaica
          John Deere Credit Company. . . . . . . . . . . . . . . . . . . . Delaware
          John Deere Capital Corporation . . . . . . . . . . . . . . . . . Delaware
          John Deere Credit Inc. . . . . . . . . . . . . . . . . . . . . . Canada
          John Deere Receivables, Inc. . . . . . . . . . . . . . . . . . . Nevada
          John Deere Funding Corporation . . . . . . . . . . . . . . . . . Nevada
          Deere Receivables Corporation. . . . . . . . . . . . . . . . . . Nevada
          Deere Credit, Inc. . . . . . . . . . . . . . . . . . . . . . . . Delaware
          Deere Credit Services, Inc.. . . . . . . . . . . . . . . . . . . Delaware
          Arrendadora John Deere S.A. de C.V. (99.9% owned). . . . . . . . Mexico
          John Deere Credit Limited (Australia). . . . . . . . . . . . . . Australia
          John Deere Insurance Group, Inc. . . . . . . . . . . . . . . . . Delaware
          Rock River Insurance Company . . . . . . . . . . . . . . . . . . Illinois
          John Deere Insurance Company . . . . . . . . . . . . . . . . . . Illinois
          John Deere Casualty Company. . . . . . . . . . . . . . . . . . . Illinois
          John Deere Health Care, Inc. . . . . . . . . . . . . . . . . . . Delaware
          Heritage National Healthplan, Inc. . . . . . . . . . . . . . . . Illinois
          John Deere Healthcare of Georgia, Inc. . . . . . . . . . . . . . Georgia
          Funk Manufacturing Company . . . . . . . . . . . . . . . . . . . Delaware
          John Deere Family Healthplan, Inc. . . . . . . . . . . . . . . . Illinois
          Cameco Industries, Inc.. . . . . . . . . . . . . . . . . . . . . Louisiana
          Cameco Marine, Inc.. . . . . . . . . . . . . . . . . . . . . . . Louisiana
          Cameco International, Inc. . . . . . . . . . . . . . . . . . . . Louisiana
          Sprayfab, LLC. . . . . . . . . . . . . . . . . . . . . . . . . . Louisiana


----------

* Forty-one consolidated subsidiaries and eighteen unconsolidated affiliates whose names are omitted, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.